Exhibit 99.3 FireEye Expands Market Opportunity and Accelerates Growth Initiatives with Acquisition and Strategic InvestmentExhibit 99.3 FireEye Expands Market Opportunity and Accelerates Growth Initiatives with Acquisition and Strategic Investment

Safe Harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning: the strategic investment by Blackstone and ClearSky, including our plans for the use of the proceeds and the timing thereof, as well as any expected benefits thereof on our financial, operational and leadership resources; the expected appointment of a new director to our Board of Directors, including the timing and benefits thereof; our expectations, beliefs, plans, intentions and strategies relating to our acquisition of Respond Software; possible or assumed future results of operations, financial metrics and goals; business strategies and our ability to execute those strategies successfully; competitive position; threat landscape; industry environment; strategic and enterprise opportunities and partnerships; potential growth opportunities; potential market opportunities; and future or enhanced offerings. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the failure to achieve expected synergies and efficiencies of operations between FireEye and Respond Software; the ability of FireEye and Respond Software to successfully integrate their respective market opportunities, technology, products, personnel and operations; the failure to timely develop and achieve market acceptance of combined products and services; the potential impact on the business of Respond Software as a result of the acquisition; the loss of any Respond Software customers; any delay in the release of FireEye's new products, solutions or services; the ability to coordinate strategy and resources between FireEye and Respond Software; the ability of FireEye and Respond Software to retain and motivate key employees of Respond Software; customer demand and adoption of FireEye’s products and services; real or perceived defects, errors or vulnerabilities in FireEye's or Respond Software’s products or services; any delay in the release of FireEye's or Respond Software’s new products or services; FireEye's ability to react to trends and challenges in its business and the markets in which it operates; FireEye's ability to anticipate market needs or develop new or enhanced products and services to meet those needs; the impact of the COVID-19 pandemic on FireEye's business, results of operations, liquidity and capital resources; FireEye’s ability to hire and retain key executives and employees; FireEye’s ability to attract new and retain existing customers and train its sales force; the budgeting cycles, seasonal buying patterns and length of FireEye’s sales cycle; risks associated with new offerings; sales and marketing execution risks; the ability of FireEye and its partners to execute their strategies, plans, objectives and expected investments with respect to FireEye’s partnerships; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Q filed with the Securities and Exchange Commission on October 30, 2020, which should be read in conjunction with these financial results and is available on the Investor Relations section of FireEye’s website at investors.fireeye.com and on the SEC website at www.sec.gov. All forward-looking statements are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made. Any future offering, feature, or related specification that may be referenced in this presentation is for information purposes only and is not a commitment to deliver any offering, technology or enhancement. We reserve the right to modify future product and service plans at any time. ©2020 FireEye ©2020 FireEye 2Safe Harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning: the strategic investment by Blackstone and ClearSky, including our plans for the use of the proceeds and the timing thereof, as well as any expected benefits thereof on our financial, operational and leadership resources; the expected appointment of a new director to our Board of Directors, including the timing and benefits thereof; our expectations, beliefs, plans, intentions and strategies relating to our acquisition of Respond Software; possible or assumed future results of operations, financial metrics and goals; business strategies and our ability to execute those strategies successfully; competitive position; threat landscape; industry environment; strategic and enterprise opportunities and partnerships; potential growth opportunities; potential market opportunities; and future or enhanced offerings. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward- looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the failure to achieve expected synergies and efficiencies of operations between FireEye and Respond Software; the ability of FireEye and Respond Software to successfully integrate their respective market opportunities, technology, products, personnel and operations; the failure to timely develop and achieve market acceptance of combined products and services; the potential impact on the business of Respond Software as a result of the acquisition; the loss of any Respond Software customers; any delay in the release of FireEye's new products, solutions or services; the ability to coordinate strategy and resources between FireEye and Respond Software; the ability of FireEye and Respond Software to retain and motivate key employees of Respond Software; customer demand and adoption of FireEye’s products and services; real or perceived defects, errors or vulnerabilities in FireEye's or Respond Software’s products or services; any delay in the release of FireEye's or Respond Software’s new products or services; FireEye's ability to react to trends and challenges in its business and the markets in which it operates; FireEye's ability to anticipate market needs or develop new or enhanced products and services to meet those needs; the impact of the COVID-19 pandemic on FireEye's business, results of operations, liquidity and capital resources; FireEye’s ability to hire and retain key executives and employees; FireEye’s ability to attract new and retain existing customers and train its sales force; the budgeting cycles, seasonal buying patterns and length of FireEye’s sales cycle; risks associated with new offerings; sales and marketing execution risks; the ability of FireEye and its partners to execute their strategies, plans, objectives and expected investments with respect to FireEye’s partnerships; and general market, political, economic, and business conditions, as well as those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Q filed with the Securities and Exchange Commission on October 30, 2020, which should be read in conjunction with these financial results and is available on the Investor Relations section of FireEye’s website at investors.fireeye.com and on the SEC website at www.sec.gov. All forward-looking statements are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made. Any future offering, feature, or related specification that may be referenced in this presentation is for information purposes only and is not a commitment to deliver any offering, technology or enhancement. We reserve the right to modify future product and service plans at any time. ©2020 FireEye ©2020 FireEye 2

WHAT WE ARE DOING CREATING A SECURITY AS A SERVICE COMPANY STRONGLY ROOTED IN OUR CORE DIFFERENTIATORSWHAT WE ARE DOING CREATING A SECURITY AS A SERVICE COMPANY STRONGLY ROOTED IN OUR CORE DIFFERENTIATORS

Two Announcements

- Acquisition of Respond Software
  - Innovator in AI-based extended detection and response (XDR)
  - Adds cloud-native XDR engine to Mandiant Advantage platform to automate investigations at machine-speed

- $400 Million Strategic Investment led by Blackstone
  - Supports vision to create industry's leading intelligence-led cyber security platform and services company

4 ©2020 FireEye

Strategic Investment led by Blackstone ENABLES INCREASED INVESTMENT IN GROWTH INITIATIVES TO ACCELERATE TRANSFORMATION TERMS: § Purchase of $400 million in Convertible Preferred Equity by Blackstone and co-investor, ClearSky § Initial conversion price of $18 per share, representing a 26% premium to 30- day volume weighted average share price on 11/18/20 § 4.5% dividend, payable in-kind in Years 1 through 3; thereafter, payable in cash, or if not, will accrue and accumulate at Company’s election § Expected to close in 15 business days § One Board seat ©2020 FireEye ©2020 FireEye 5Strategic Investment led by Blackstone ENABLES INCREASED INVESTMENT IN GROWTH INITIATIVES TO ACCELERATE TRANSFORMATION TERMS: § Purchase of $400 million in Convertible Preferred Equity by Blackstone and co-investor, ClearSky § Initial conversion price of $18 per share, representing a 26% premium to 30- day volume weighted average share price on 11/18/20 § 4.5% dividend, payable in-kind in Years 1 through 3; thereafter, payable in cash, or if not, will accrue and accumulate at Company’s election § Expected to close in 15 business days § One Board seat ©2020 FireEye ©2020 FireEye 5

Acquisition of Respond Software ADDS AI-BASED CLOUD-NATIVE XDR ENGINE THAT AUTOMATES INVESTIGATION OF SECURITY ALERTS AT MACHINE-SPEED, USING DATA SCIENCE MODELS BOLSTERED BY MANDIANT FRONTLINE INTEL AND EXPERTISE § Transaction valued at ~$186 million, exclusive of assumed options § Combination of cash (~58.5%) and equity (~41.5%) § No material impact to Q4’20 or full year 2020 results § Accretive to billings, revenue and ARR in 2021; neutral to non-GAAP operating income in 2021 § Closed November 18, 2020 ©2020 FireEye ©2020 FireEye 6Acquisition of Respond Software ADDS AI-BASED CLOUD-NATIVE XDR ENGINE THAT AUTOMATES INVESTIGATION OF SECURITY ALERTS AT MACHINE-SPEED, USING DATA SCIENCE MODELS BOLSTERED BY MANDIANT FRONTLINE INTEL AND EXPERTISE § Transaction valued at ~$186 million, exclusive of assumed options § Combination of cash (~58.5%) and equity (~41.5%) § No material impact to Q4’20 or full year 2020 results § Accretive to billings, revenue and ARR in 2021; neutral to non-GAAP operating income in 2021 § Closed November 18, 2020 ©2020 FireEye ©2020 FireEye 6

Respond Software Company Overview THE RESPOND ANALYST XDR ENGINE Founded 2016 43 employees with deep expertise in data science, security operations, and SaaS software >150 Customers in financial services, energy, retail and government HQ in Silicon Valley 7Respond Software Company Overview THE RESPOND ANALYST XDR ENGINE Founded 2016 43 employees with deep expertise in data science, security operations, and SaaS software >150 Customers in financial services, energy, retail and government HQ in Silicon Valley 7

Respond + FireEye Accelerates Key Initiatives

1. **Expands technologies in Mandiant Advantage platform**
   - Adds controls-agnostic AI-driven XDR capabilities, bolstered by front-line intelligence
   - Immediately increases third-party technology integrations
   - Accelerates 2-4 years of R&D
2. **Enables Managed Defense**
   - Used by Managed Defense teams to offer Managed Defense with 3rd Party products
   - Creates opportunities for new managed services
3. **Consulting**
   - Technology-enables consultants in engagements for greater productivity
   - Demonstrates technology in real-time to potential customers
4. **FireEye Products**
   - Delivers XDR Engine capability for Helix and FireEye security control products

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©2020 FireEye

Mandiant Advantage Vision © ©2020 F 2020 Fiirre eE Ey ye e 9Mandiant Advantage Vision © ©2020 F 2020 Fiirre eE Ey ye e 9

Respond XDR Engine (SIEM/Control Agnostic)


MANAGED XDR (Future)
RESPOND ANALYST XDR ENGINE
SIEM / SOAR / REPOSITORY
3RD PARTY ENDPOINT
3RD PARTY NETWORK
3RD PARTY EMAIL
3RD PARTY CLOUD WORKLOADS
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3RD PARTY DATA

10 ©2020 FireEye

Respond XDR Engine with FireEye Products © ©2020 F 2020 Fiirre eE Ey ye e 11Respond XDR Engine with FireEye Products © ©2020 F 2020 Fiirre eE Ey ye e 11

Learn more…

- FireEye blog: www.fireeye.com/blog
- Respond Software and the future of technology agnostic XDR: https://respond-software.com/xdr-what-it-is-game-changer/
- Video Overview: https://www.youtube.com/watch?v=gSa-Pj7gebI

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©2020 FireEye